                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K/A

                          C U R R E N T  R E P O R T

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934.

                              December 29, 1995
         -------------------------------------------------------------
               Date of Report (Date of earliest event reported)

                            HA-LO Industries, Inc.
         -------------------------------------------------------------
            (Exact Name of Registrant as specified in its Charter)

                                  Illinois
         -------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)

      0-20758                                              36-3573412
- ------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)

  5980 Touhy Avenue, Niles, Illinois                           60714
- ----------------------------------------                    ----------
(Address of Principal Executive Offices)                    (Zip Code)

                                (847) 647-2300
         -------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed since Last Report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Set forth on the following pages are the financial statements and related pro forma financial information required by this Item 7 pertaining to the purchase by Ha-Lo Industries, Inc. of certain assets used in connection with the business of Fletcher-Barnhardt & White, Inc.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto to duly authorized.

                                       HA-LO INDUSTRIES, INC.

                                       BY:  /s/ Gregory J. Kilrea
                                           -----------------------------
                                            Gregory J. Kilrea
Dated:  August 20, 1996                     Chief Financial Officer